UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street 37th Floor
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCSF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2026, Bain Capital Specialty Finance, Inc. (the “Company”) entered into the Fourth Amendment to Senior Secured Revolving Credit Agreement (the “Fourth Amendment”), among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, the lenders and issuing banks party thereto and, solely with respect to Section 6.9 of the Fourth Amendment, the subsidiary guarantors party thereto, which amends the Senior Secured Revolving Credit Agreement, dated as of December 24, 2021, among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent, and the lenders and issuing banks party thereto (as amended to date, including by the Fourth Amendment, the “Credit Agreement”).

The Fourth Amendment provides for, among other things, (i) an extension of the revolver availability period from May 19, 2028 to July 26, 2030, (ii) an extension of the scheduled maturity date from May 18, 2029 to July 28, 2031, (iii) an upsize in the total facility amount from $855,000,000 to $905,000,000, (iv) the removal of the credit adjustment spread for Term SOFR Loans (as defined in the Credit Agreement), and (v) the joinder of new lenders to the Credit Agreement. The other terms of the Credit Agreement remained materially unchanged.

The description above is only a summary of the material provisions of the Fourth Amendment and is qualified in its entirety by reference to a copy of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

Fourth Amendment to Senior Secured Revolving Credit Agreement, dated July 28, 2026 by and among Bain Capital Specialty Finance, Inc., as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, the lenders and issuing banks party thereto and, solely with respect to Section 6.9 therein, the subsidiary guarantors party thereto.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date:	July 30, 2026	By:	/s/ Sabrina Rusnak-Carlson
Name: Sabrina Rusnak-Carlson Title: General Counsel